EXHIBIT 99.1

K12 Inc. Second Quarter Fiscal 2013 Earnings Conference Call Details; Reaffirms Second Quarter Fiscal Year 2013 Guidance
HERNDON, Va.—(BUSINESS WIRE)—January 9, 2013— K12 Inc. (NYSE: LRN) announced today it plans to host a conference call to discuss second quarter fiscal 2013 financial results at 8:30 a.m. eastern time (ET) on Tuesday, February 5, 2013.
A live webcast of the call will be available at www.k12.com through the investor relations link. To participate in the live call, investors and analysts should dial (866) 713-8395 (domestic) or (617) 597-5309 at 8:20 a.m.
(ET). The participant pass code is 48785487.
A replay of the call will be available starting on February 5, 2013 at 10:30
a.m. ET through February 12, 2013 at11:59 p.m. ET, at (888) 286-8010 (domestic)
or (617) 801-6888 (international) pass code 63276797. The replay will also be archived at www.k12.com in the investor relations section for 60 days.
Q2 Fiscal Year 2013 Outlook
The Company is confirming its previously issued forecast for Q2 FY 2013:

• Revenue of $205 million to $215 million
 • EBITDA of $30 million to $33 million
Special Note on Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We have tried, whenever possible, to identify these forward-looking statements using words such as “anticipates,” “believes,” “estimates,” “continues,” “likely,” “may,”
“opportunity,” “potential,” “projects,” “will,” “expects,” “plans,” “intends”
and similar expressions to identify forward looking statements, whether in the negative or the affirmative. These statements reflect our current beliefs and are based upon information currently available to us. Accordingly, such forward-looking statements involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from those expressed in, or implied by, such statements.
These risks, uncertainties, factors and contingencies include, but are not limited to: our potential inability to further develop, maintain and enhance our products and brands; the reduction of per pupil funding amounts at the schools we serve; reputation harm resulting from poor performance or misconduct by operators in any school in our industry and in any school in which we operate; challenges from virtual public school or hybrid school opponents;
failure of the schools we serve to comply with regulations resulting in a loss of funding or an obligation to repay funds previously received; discrepancies in interpretation of legislation by regulatory agencies that may lead to payment or funding disputes; termination of our contracts with schools due to a loss of authorizing charter; failure to enter into new contracts or renew existing contracts with schools; risks associated with entering into and executing mergers, acquisitions and joint ventures; failure to successfully integrate mergers, acquisitions and joint ventures; inability to recruit, train and retain quality teachers and employees; uncertainty regarding our ability to protect our proprietary technologies; risks of new, changing and competitive technologies; increased competition in our industry; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of January 9, 2013, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.
About K12 Inc.
K12 Inc. (NYSE: LRN), a technology-based education company, is the nation’s largest provider of proprietary curriculum and online education programs for students in kindergarten through high school. Using 21st century tools to prepare 21st century students, K12 provides a new choice for students to learn in a flexible and innovative way, at an individualized pace. K12 provides curriculums and academic services to public and private online schools and districts, traditional classrooms, blended school programs and directly to families. K12 is accredited through AdvancED, the world’s largest education community. Additional information on K12 can be found at www.K12.com.
Source: K12 Inc.
K12 Inc.
Investor Contact:

Christina L. Parker, 703-483-7077 VP Investor Relations chparker@k12.com or Press Contact:
Jeff Kwitowski, 703-483-7281 SVP Public Relations jkwitowski@k12.com